AMENDMENT TO THE AMENDED AND RESTATED
EQUITY INCENTIVE PLAN FOR EXECUTIVE EMPLOYEES OF AVAGO TECHNOLOGIES LIMITED AND SUBSIDIARIES

February 1, 2016

This Amendment (this “Amendment”) to the Equity Incentive Plan for Executive Employees of Avago Technologies Limited and Subsidiaries, as amended (as amended, the “Plan”) is effective as of the date first set forth above, such amendment being approved by the Board of Directors of Broadcom Limited (the “Company”) pursuant to Section 11 of the Plan. The Plan is hereby amended as follows:

1.
The reference to “Avago Technologies Limited, a company organized under the laws of Singapore” in Section 1(a) of the Plan shall be deleted and replaced with “Broadcom Limited, a limited company incorporated under the Republic of Singapore.”

2.	All references in the Plan to the “Company” or “Avago Technologies Limited” shall refer to the Company.

3.	All references to “ordinary shares,” “Shares,” or other similar terms in the Plan shall refer to the ordinary shares of the Company.

4.	Except as provided in this Amendment, the Plan shall remain in full force and effect.

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